Exhibit 99.2

FRESH START PRIVATE, INC.

FINANCIAL STATEMENTS

September 30, 2011

Unaudited

BALANCE SHEETS

STATEMENTS OF OPERATIONS

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

STATEMENTS OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

FRESH START PRIVATE, INC.

BALANCE SHEETS

	September 30, 2011	December 31, 2010
	(Unaudited)

ASSETS

CURRENT ASSETS
Cash	$32,686		$7,128
Accounts Receivable, net	175,438		-
TOTAL CURRENT ASSETS	208,124		7,128
FIXED ASSETS
Office Equipment and Furniture, net	5,969		4,304
OTHER ASSETS	2,278		490
TOTAL ASSETS	$216,371	$

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Current Maturity of Long-Term Debt	$91,045		$-
Accounts Payable	298,132		12,000
Deferred revenue	133,629		6,500
Loans from Related Parties	216,244		77,066
TOTAL CURRENT LIABILITIES	605,421		95,566
LONG-TERM LIABILITIES
Notes Payable-Related Party	-		89,070
TOTAL LIABILITIES	605,421		184,636

STOCKHOLDERS’ DEFICIT
Capital stock
Authorized
16,000,000 shares of common stock of $0.001 per share
Issued and outstanding
16,000,000 shares are issued and outstanding on September 30, 2011 and December 31, 2010	16,000		16,000
Accumulated deficit	(405,050)		(188,714)
TOTAL STOCKHOLDERS’ DEFICIT	(389,050)		(172,714)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$216,371		$11,922

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.

STATEMENTS OF OPERATIONS
(Unaudited)

	Three months	Three months	Nine months	Nine months
	Ended	Ended	Ended	Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Revenues	$128,129	$34,000	$462,210	$130,400
Cost of Revenue	68,529	36,119	156,460	69,184
Gross Profit (loss)	59,600	(2,119)	305,750	61,216

GENERAL AND ADMINISTRATIVE EXPENSE

Consulting fees	34,490	-	114,470	240
Office and general	12,646	47,714	363,277	121,985
Professional Fees	5,070	1,000	42,364	1,000
Total Expenses	52,206	48,714	520,111	123,225
Income (loss) from Operations	7,394	(50,833)	(214,361)	(62,009)

OTHER INCOME (LOSS)
Interest Expense	(666)	-	(1,975)	-
NET INCOME (LOSS)	$6,728	$(50,833)	$(216,336)	$(62,009)

BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE	$0.00	$(0.01)	$(0.01)	$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	16,000,000	9,000,000	16,000,000	9,000,000

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.

STATEMENTS OF STOCKHOLDERS' DEFICIT
From December 31, 2009 to September 30, 2011
(Unaudited)
	Common Stock
			Additional	Share
	Number of		Paid-in	Subscriptions	Accumulated
	Shares	Amount	Capital	Receivable	Deficit	Total

Balance, December 31, 2009	9,000,000	$9,000	$-	$(9,000)	$(34,124)	$(34,124)

Subscription Received				9,000		9,000

Common stock issued for service on August 14, 2010 at $0.001	7,000,000	7,000				7,000

Net loss for the period ended
December 31, 2010	-	-	-	-	(154,590)	(154,590)

Balance, December 31, 2010	16,000,000	$16,000	$-	$-	$(188,714)	$(172,714)

Net loss for the period ended
September 30, 2011	-	-	-	-	(216,336)	(216,336)

Balance, September 30, 2011	16,000,000	$16,000	$-	$-	$(405,050)	$(389,050)

FRESH START PRIVATE, INC.

STATEMENTS OF CASH FLOWS
(Unaudited)
		Nine months	Nine months
		Ended	Ended
		September 30, 2011	September 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss		$(216,336)	$(62,009)
Depreciation and amortization		835	-
Stock issued for services			7,000
Adjustments to reconcile net loss to net cash (used in ) provide by operating activities
Increase in accounts receivable		(175,438)	-
Increase in other assets		(1,788)	(17,229)
Increase in accounts payable		286,132	-
Increase in accrued interest		1,975	405
(Decrease) in deferred revenue		(6,500)	-

NET CASH USED IN OPERATING ACTIVITIES		(136,458)	(71,833)

INVESTING ACTIVITIES
Purchase of fixed assets		(2,500)	(1,199)

NET CASH USED IN BY INVESTING ACTIVITIES		(1,788)	(4,297)

FINANCING ACTIVITIES
Proceeds from sale of common stock		-	9,000
Proceeds from note payable – related party		-	88,000
Advances from related parties, net		139,178	(48,121)

NET CASH PROVIDED BY FINANCING ACTIVITIES		139,178	48,879

NET INCREASE ( DECREASE) IN CASH		25,558	(24,153)
CASH, BEGINNING OF YEAR		7,128	27,919
CASH, END OF YEAR		$32,686	$3,766

Supplemental cash flow information and noncash financing activities:
Cash paid for:
Interest		$-	$-
Income taxes		$-	$-

NON-CASH FINANCING AND INVESTING ACTIVITIES
Common stock issued for services	$		$7,000

The accompanying notes are an integral part of these financial statements

  FRESH START PRIVATE, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

September 30, 2011 and 2010

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company was incorporated in the State of Nevada as a for-profit Company on May 3, 2009 and established a fiscal year end of December 31. We are a development-stage Company organized to provide alcohol addiction treatment.

In prior years, the Company was developing its business plan and had few revenues from its principle business purpose.  While the Company was implementing the business plan, in accordance with FASB ASC 915 “Development Stage Entities,” it was considered a Development Stage Enterprise.

In 2011, the Company fully implemented its business plan in the treatment for alcohol addiction with significant revenues derived from its principle business purpose.  Effective for 2011 management of the Company no longer considers itself in the development stage.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements present the balance sheet, statements of operations, stockholders' equity (deficit) and cash flows of the Company. These financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Revenue Recognition

Revenues are recorded during the period services are provided.  Under the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 954-605 “Health Care Entities, Revenue Recognition,” the company records non-insurance revenues at full value when earned and “net service revenue” at 50% of the revenue billed to third party payers, allowing for a difference between billed amounts and expected collections from those third party payers.  Counseling services may be contracted for an extended period of time up to one year after the implant procedure.  Revenue for counseling sessions is deferred until such sessions occur and recognized as earned at that time.

Advertising

Advertising costs are expensed as incurred.  As of September 30, 2011 and 2010, $167,213 and $2,831 advertising costs have been incurred.

  Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.  There were no cash equivalents as of September 30, 2011 or December 31, 2010.

Equipment

Equipment, leasehold improvements, and additions thereto are carried at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable property generally five to seven years for assets purchased new and two to three years for assets purchased used.  Leasehold improvements are amortized over the shorter of the lease term or the estimated lives.  Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions.  Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized.  Fully depreciated assets are retained in equipment and accumulated depreciation accounts until retirement or disposal.  Upon retirement or disposal of an asset, the cost and related accumulated depreciation are removed, and any resulting gain or loss, net of proceeds, is credited or charged to operations.

FRESH START PRIVATE, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

September 30, 2011 and 2010

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for income taxes under FASB ASC 740 "Income Taxes." Under the asset and liability method of FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Net Loss per Share

Net loss per share is calculated in accordance with FASB ASC 260, “ Earnings Per Share. ”  The weighted-average number of common shares outstanding during each period is used to compute basic loss per share.  Diluted loss per share is computed using the weighted average number of shares and dilutive potential common shares outstanding.  Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding during 2010 or 2009.  As of December 30, 2010 and 2009, the Company had no dilutive potential common shares.

Stock-Based Compensation

FASB ASC 718 "Compensation - Stock Compensation" prescribes accounting and reporting standards for all stock-based payments award to employees, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights, may be classified as either equity or liabilities. The Company determines if a present obligation to settle the share-based payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: ( a ) the option to settle by issuing equity instruments lacks commercial substance or ( b ) the present obligation is implied because of an entity's past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity  The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of FASB ASC 505-50 "Equity - Based Payments to Non-Employees."   Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable: ( a ) the goods or services received; or ( b ) the equity instruments issued. The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

Recent Accounting Pronouncements

Issued

In May 2011, the FASB issued an accounting standard update that amends the accounting standard on fair value measurements. The accounting standard update provides for a consistent definition and measurement of fair value, as well as similar disclosure requirements between U.S. generally accepted accounting principles and International Financial Reporting Standards. The accounting standard update changes certain fair value measurement principles, clarifies the application of existing fair value measurement, and expands the fair value measurement disclosure requirements, particularly for Level 3 fair value measurements. The amendments in this accounting standard update are to be applied prospectively and are effective for interim and annual periods beginning after December 15, 2011. The adoption of this accounting standard update will become effective for the reporting period beginning January 1, 2012. The adoption of this guidance will not have a material impact on the Company's financial position, results of operations or cash flows.

In June 2011, the FASB issued an accounting standard update which requires the presentation of components of other comprehensive income with the components of net income in either (1) a continuous statement of comprehensive income that contains two sections, net income and other comprehensive income, or (2) two separate but consecutive statements. This accounting standard update eliminates the option to present components of other comprehensive income as part of the statement of shareholders' equity, and is effective for interim and annual periods beginning after December 15, 2011. The adoption of this accounting standard update will become effective for the reporting period beginning January 1, 2012. The adoption of this guidance will not have a material impact on the Company's financial position, results of operations or cash flows.

  FRESH START PRIVATE, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

September 30, 2011 and 2010

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In September 2011, the FASB issued an accounting standard update that amends the accounting guidance on goodwill impairment testing. The amendments in this accounting standard update are intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The amendments in this accounting standard update are effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of this accounting standard update will become effective for the reporting period beginning January 1, 2012. The adoption of this guidance will not have a material impact on the Company's financial position, result of operations or cash flows.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the Company’s present or future consolidated financial statements.

NOTE 3 – GOING CONCERN

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern.  This contemplates the realization of assets and the liquidation of liabilities in the normal course of business.As of September 30, 2011 and December 31, 2010, the Company has a working capital deficit of $ 397,297 and $88,438, and an accumulated deficit of $ 405,050 and $188,714.  The Company has increased revenues through the advertising contract and feels it will be able to meet its obligation.  If the current expansion is not sustained, we will be dependent upon the raising of additional capital through placement of our common stock in order to implement its business plan or by using outside financing.   There can be no assurance that the Company will be successful in these situations in order to continue as a going concern.  The Company is funding its operations by operations with some shareholder advances. .

NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value measurements are determined based on the assumptions that market participants would use in pricing an asset or liability.  ASC 820-10 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. FASB ASC 820 establishes a fair value hierarchy that prioritizes the use of inputs used in valuation methodologies into the following three levels:

☐   Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets. A quoted price in an active market provides the most reliable evidence of fair value and must be used to measure fair value whenever available.

☐   Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

☐   Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability. For example, level 3 inputs would relate to forecasts of future earnings and cash flows used in a discounted future cash flows method.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at September 30, 2011 and December 31, 2010. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the periods ended September 30, 2011 and 2010.

FRESH START PRIVATE, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

September 30, 2011 and 2010

NOTE 5 – FIXED ASSETS, NET

	September 30, 2011	December 31, 2010
Office equipment and furniture	$8,741	6,241
Less: Accumulated depreciation	(2, 772)	(1,937)
	$5,969	4,304

As of period end September 30, 2011 and year end December 31, 2010, depreciation expense is $ 835 and $1,739.

NOTE 6 – CAPITAL STOCK

As of September 30, 2011 and December 31, 2010, Common Stock, $0.001 per share: 16,000,000 shares authorized. 16,000,000 shares issued and outstanding. No preferred shares have been authorized or issued.

As of September 30, 2011 and December 31, 2010, the Company has not granted any stock options and has not recorded any stock-based compensation.

Transactions, other than employees’ stock issuance, are in accordance with ASC 505. Thus issuances shall be accounted for based on the fair value of the consideration received. Transactions with employees’ stock issuance are in accordance with ASC 718. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable

On July 8, 2009 the Company issued 9,000,000 common shares at $0.001 per share for cash and on August 14, 2010 the Company issued 7,000,000 common shares at $0.001 per share in-kind for consulting service.

October 10, 2011, the Company increased its authorized common shares to 50,000,000.

October 11, 2011, the Company issued 21,000,000 common shares to management and employees of the Company for total cash of $21,000. ( See Note 12)

NOTE 7 – RELATED PARTIES TRANSACTION

Loan Payables

As of September 30, 2011 and December 31, 2010, the Company has received the advance from Jorge Andrade, President, and Neil Muller, director as loans from related parties. The loans are payable on demand and without interest.

	September 30,	December 31,
	2011	2010
Jorge Andrade	$124,820	$53,784
Neil Muller	91,424	23,282
	$216,244	$77,066

FRESH START PRIVATE, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

September 30, 2011 and 2010

NOTE 7 – RELATED PARTIES TRANSACTIONS

Consulting services

August 14, 2010 the Company issued 7,000,000 common shares at $0.001 per share in kind for consulting services. The shares were issued to shareholders of Fresh Start Private Inc., including 1,280,000 to Jorge Andrade, President, and his family.  Additionally, the Company paid directly or indirectly to directors of the Company for management consulting services as follows:

Consulting agreement with Terranautical Global Investments (“TGI”).  TGI is a company controlled by Jorge Andrade that provides consulting services to the Company.  There is no formal agreement between the parties and is on a month to month basis.  The remuneration ranges between $5,000 and $10,000 per month depending on the services provided.  As of September 30, 2011 and December 31, 2010, TGI was paid $ 42 ,500 and $6,000 as consulting fees.  As of September 30, 2011, there was an unpaid balance of $10,000.

Consulting agreement with Premier Aftercare Recovery Service, (“PARS”).  PARS is a Company controlled by Neil Muller that provides consulting services to the Company.  There is no formal agreement between the parties and the amount of remuneration depends on the services provided and ranges between $5,000 and $10,000 per month.  As at September 30, $ 56 ,230 in consulting fees and $5,809 in reimbursement of expenses and $6,090 and for December 31, 2010, was paid as consulting fees.  As of September 30, 2011, there was an unpaid balance of $10,000.

West Coast Health Consulting, Inc. is a company controlled by Neil Muller that previously provided consulting services to the Company. As of September 30, 2011 and December 31, 2010, $4,000 and nil were paid in consulting fees.

Jorge Andrade was paid a consulting fee of $2,500 for the period ended September 30, 2011.

NOTE 8 - LONG-TERM NOTES PAYABLE-RELATED PARTIES

On August 5, 2010, the Company issued an $88,000 promissory note to Fresh Start Private Management, Inc., which has the same Chief Executive Officer and President as the Company.  Further, the Company has signed an Asset Purchase Agreement with Fresh Start Private Management, Inc. (see Note 10). The promissory note is payable, with interest at 3% and due on August 5, 2012.  As of September 30, 2011 and December 31, 2010, the Company accrued interest amounting to $3,045 and $405, respectively.

FRESH START PRIVATE, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

September 30, 2011 and 2010

NOTE 9 – INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception.  When it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit.  We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements for the period ended December 31, 2010, or during the periods applicable under FASB ASC 740.  We did not recognize any adjustment to the liability for uncertain tax position and therefore did not record any adjustment to the beginning balance of accumulated deficit on the consolidated balance sheet.   The tax return required for the Company has not been filed.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of September 30, 2011 and December 31, 2010 are as follows:

	September 30, 2011	December 31, 2010
Net loss	(216,336)	-
Loss carry forward	(188,714)	(188,714)
	(405,050)	(188,714)
Effective tax rate	35%	35%
Deferred tax asset	141,768	66,050
Less: valuation allowance	(141,768)	(66,050)
Net deferred tax asset	-	-

The net federal operating loss carry forward will expire between 2029 and 2031 .  This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

NOTE 10 – AGREEMENTS

On November 22, 2010 the Company signed an Asset Purchase Agreement and Intellectual Property License with Fresh Start Management, Inc to take over the assets of the Company, subject to these accounts being presented.  The purchase price is 16,000,000 restricted shares of Fresh Start Management, Inc.

On February 1, 2011, the Company entered into an agreement with a national advertising company to provide advertising services.  The value of these services is based on the geographic area of the advertising campaign, the demographics of the area and the frequency of the advertising elements undertaken in the prior month.  The term of the agreement is for one year.

On January 15, 2011 the Company’s target public company, Fresh Start Private Management Inc. entered into an agreement with an international investor relations firm to provide investor relation services.  The term of the agreement was for one year.  The remuneration for their services was for $10,000 per month until July 2011 and $20,000 per month thereafter.  The Company agreed to cover the cost of these services.  As of August 2011, this agreement has been cancelled.

On June 1, 2011 the Company entered into a services agreement with Start Fresh Alcohol Recovery Clinic Inc.  This clinic agrees to provide the implant procedures for the Company in return for a fee.    In return, the Company agrees to provide all management and accounting services for the clinic.   The agreement is effective until canceled by the Company.

  FRESH START PRIVATE, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

September 30, 2011 and 2010

NOTE 11 – COMMITMENTS AND CONTINGENCIES

The Company occupies their current corporate office location under an operating lease. The lease commenced August 1, 2009 and renewed on January 1, 2011, and is for a two year term, renewable.  Net rent expense was $ 31,036 and $ 11,344 for the nine months ended September 30, 2011 and 2010 was $10,735 and $4,573 for the three months ended September 30, 2011 and 2010, respectively. The monthly rent expense is $3,312 .

At September 30, 2011, future minimum payments under the operating lease (net of sublease income) are as follows:

Fiscal year

Amount

2011

$

9,936

2012

   39,744

$

49,680

NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through September 15, 2011, the date the financial statements were available to be issued, and has determined that there are no other events to disclose other than the following:

October 10, 2011 the Company amended its articles to increase the number of authorized common shares to 50,000,000.

October 11, 2011, the Company issued 21,000,000 common shares at $0.001 per share to management and employees of the Company for cash consideration of $21,000.

August 1, 2011, Start Fresh Alcohol Recovery Clinic Inc. (the “Clinic”) entered into an agreement with a factoring company to provide a debt facility secured against the approved insurance clients of the Company.  The agreement is for one year, for a maximum facility of $500,000.  The facility bears a Funding fee equal to the greater of (i) the prime rate of interest plus 6.5% multiplied by the outstanding facility position, calculated monthly and (ii) $4,500 and a Collateral Management Fee equal to 1% of the factored accounts receivable.  If both fees are less than $6,000 per month, then the combined fee is $6,000.  Up to October 31, 2011, the aforementioned fees are capped at 50% of the greater amount. Additionally the Company is responsible for monthly maintenance fees of $350 per month and an origination fee of 3% of the facility cap or $15,000.   The Company is guarantor for this facility.  The security for the facility has been provided by way of a security interest against the receivables of the Clinic, a general security assignment over all of the assets of the Clinic and the Company and personal guarantees of two of the Company’s directors.  As of September 30 , 2011, the Clinic had drawn $ 178 ,000 of the facility.